United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2007

Hercules Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-00496	51-0023450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Hercules Plaza
1313 North Market Street
Wilmington, Delaware 19894-0001
(Address of principal executive offices) (Zip Code)

(302) 594-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 21, 2007, the Board of Directors of Hercules Incorporated (the “Company”) adopted Amended and Restated By-Laws.  The Amended and Restated By-Laws reflect amendments presented to stockholders at the 2007 Annual Meeting which will have the effect, over a three year period, of declassifying the Board of Directors and providing for annual election of the entire Board of Directors.  The Amended and Restated By-Laws also reflect other updating amendments adopted by the Board of Directors.  The following is a description of the main provisions that were adopted or changed in the Amended and Restated By-Laws.

Stockholder Meetings

The Board of Directors may, in its sole discretion, decide that any annual meeting may be held solely by means of remote communication.

Notice of an annual or special meeting may be given in writing in paper form or, with prior consent of the stockholder, in the form of electronic transmission, including facsimile telecommunication, electronic mail or posting on an electronic network with separate notice of such posting.  Such notice must be given not fewer than ten and not more than sixty days prior to the meeting.

The By-Laws of the Company previously provided that notice of a meeting of the stockholders be published once in each of the two weeks preceding the meeting in at least one newspaper published in New York City.

Voting and Proxies

The Amended and Restated By-Laws provide that a proxy shall be irrevocable if it states that it is irrevocable and if it is coupled with an interest.

Stockholders may grant proxies by executing a writing to authorize another person to act as a proxy.  Authorization may also be transmitted via telegram, cablegram or other means of electronic transmission to the proxyholder or its authorized agent.

The By-Laws of the Company previously provided that voting on any matter before the stockholders could be by voice, unless the presiding officer or a majority of the stockholders present demanded a vote by ballot.

List of Stockholders

A list of stockholders entitled to vote at any meeting shall be available at least ten days prior to the meeting either at the principal place of business of the Company or on an electronic network.  If the list is available on an electronic network, the Company may take reasonable steps to ensure that the information is only available to the stockholders of the Company.  If the meeting is held at a physical location, the list will be available at the time and place of the meeting for inspection by any stockholder present.  If the meeting is held by remote communication, the list shall be available to any stockholder during the time of the meeting on an electronic network.

Adjourned Meetings

When a meeting is adjourned, no notice need be given of the adjourned meeting if the date, time and place or means of remote communication is announced at the meeting at which the adjournment is taken, unless the adjournment is for more than 30 days or a new record date is fixed.

Remote Communication

In its discretion, the Board of Directors may adopt guidelines and procedures pursuant to which stockholders and proxyholders may participate in meetings via remote communication and be deemed present and in person; provided that (i) the Company implements reasonable measures to verify that each person deemed present and permitted to vote is a stockholder or proxyholder; (ii) the Company implements reasonable measures to ensure that those deemed present can participate in the meeting, vote on matters being considered and hear or read the proceedings; and (iii) if any stockholder or proxyholder votes or takes action at the meeting by means of remote communication, a record of such vote or action is maintained by the Company.

Election and Term of Directors

The Amended and Restated By-Laws provide that at each annual meeting there shall be elected the number of directors equal to the number of directors whose terms then expire and that each director, other than those elected for a term scheduled to expire in 2008, 2009 or 2010, shall serve for a one-year term.

The By-Laws of the Company previously provided that at each annual meeting there would be elected the number of directors necessary to fill the class whose term was expiring and that directors would serve three-year terms.

Resignation of Directors

The Amended and Restated By-Laws provide that a director may resign at any time by giving notice in writing or by electronic transmission to the Company.  A resignation is effective when delivered unless it specifies a later effective date or an effective date determined upon the happening of an event or events.  Acceptance of such resignation shall not be necessary to make it effective.

Notice of Board of Directors Meetings

Notice of Board of Directors meetings may be given verbally in person, over the telephone or in writing.  If notice is given in writing, the notice may be delivered personally or by mail, facsimile transmission, telegram, electronic mail or another form of electronic transmission to which the director has consented.  If notice is given by mail, it shall be given not less than three calendar days prior to the meeting.  If notice is given by any other means, it shall be given not less than twenty-four hours prior to the meeting.

Written Consent in Lieu of a Meeting

Action may be taken by the Board of Directors or a committee of the Board of Directors without a meeting if all members of the Board of Directors or committee consent in writing or by electronic transmission and all such writings or electronic transmissions are filed with the minutes of the Board of Directors or the committee.  Any electronic transmission must include information from which it can be determined that the director authorized the electronic transmission.

Independent Directors

A director is considered “independent” only when the Board of Directors has affirmatively determined that the director has no material relationship with the Company or any entity controlled or owned by the Company, following a review of all relevant information and factors the Board of Directors deems appropriate, and including a recommendation by the committee responsible for governance matters.  Material relationships may include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.  Ownership of a significant amount of stock, by itself, shall not be considered a bar to independence.

In addition, independent directors must meet the standards set forth by the Securities and Exchange Commission and the New York Stock Exchange.

The By-Laws of the Company previously provided that a director was not independent if the director (i) was employed by the Company as an executive officer within the past five years; (ii) was a significant consultant or advisor to the Company, or affiliated with such consultant or advisor; (iii) was affiliated with a significant customer or supplier of the Company, (iv) had a personal service contract with the Company; (v) was affiliated with a tax-exempt entity that received significant contributions from the Company; or (iv) was a spouse, parent, sibling or child of any person described in this paragraph.

Stock Certificates

The Amended and Restated By-Laws permit the Board of Directors to provide by resolution that some or all of any class or series of stock shall be uncertificated or uncertificated shares that may be evidenced by a book-entry system maintained by the registrar, or both.

Waiver of Notice

Stockholders and directors may waive any notice required to be given pursuant to the Amended and Restated By-Laws either in a writing or by electronic transmission and such waiver may be given before or after such meeting is held.

Voting Shares in Other Business Entities

The Company’s Chief Executive Officer, the President or any other officer of the Company designated by the Board of Directors may vote all shares of stock or other equity interests held by the Company in any other business entity and may exercise on behalf of the Company all rights and powers incidental to the ownership of such stock or other equity interest.

Electronic Transmission

Electronic transmission means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such recipient through an automated process.

Amendments to the Certificate of Incorporation

The Company’s Certificate of Incorporation provides that the provisions pertaining to stockholder special meetings, stockholder action, the number of members of the Board of Directors and the term and election of directors shall not be altered, amended or repealed, and no inconsistent provision shall be adopted, without the affirmative vote of the holders of at least 80% of the voting power of all shares of the Company entitled to vote.

*  *  *  *  *

The foregoing is a description of the amendments to the Company’s Amended and Restated By-Laws and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws.  This description should be read in conjunction with the Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.1 hereto and which is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number                                                      Description

3.1	Hercules Incorporated Amended and Restated By-Laws, effective June 21, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 26, 2007	BY:	HERCULES INCORPORATED

/s/ Richard G. Dahlen
Richard G. Dahlen
Chief Legal Officer